Exhibit 23







                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------



As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 26, 1997, included in this Form 11-K for the year ended December 31, 1996, into Central Illinois Public Service

Company's previously filed Registration Statements File Nos. 33-29384, 33-

31475, 33-59674, 33-45506, 33-56063 and 333-18473 and CIPSCO Incorporated's

previously filed Registration Statement File No. 33-32936.





                                             ARTHUR ANDERSEN LLP

Chicago, Illinois,
June 26, 1997


























                                  - 30 -